UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 28, 2003



                                MAF BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                          _____________________________


             DELAWARE                    0-18121                  36-3664868
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
       of Incorporation)                                     Identification No.)

   55TH STREET & HOLMES AVENUE                                      60514
    CLARENDON HILLS, ILLINOIS                                    (Zip Code)
 (Address of principal executive
            offices)


        Registrant's telephone number, including area code (630) 325-7300





                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)


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Item 9.  Regulation FD Disclosure
         ------------------------

         On July 28, 2003, MAF Bancorp, Inc. ("MAF") issued a press release announcing its participation in the Keefe, Bruyette & Woods 4th Annual Community Bank Investor Conference on July 29-31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. A copy of the materials to be used by MAF for the presentation is attached hereto as
Exhibit 99.2 and incorporated by reference herein.

         Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

                          Forward-Looking Information
                          ---------------------------

Statements contained in or incorporated into this report that are not historical facts constitute forward-looking statements (within the meaning of Section 27 of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended), which involve significant risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "plan," or similar expressions. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain and actual results may differ from those predicted. The Company undertakes no obligation to update these forward-looking statements in the future. Factors which could have a material adverse effect on operations and could affect management's outlook or future prospects of the Company and its subsidiaries include, but are not limited to, higher than expected costs or unanticipated difficulties associated with the integration of Fidelity Bancorp into MAF, difficulties or delays in completing the acquisition of St. Francis Capital Corporation, difficulties in the integration or delays in the data processing conversion which may affect MAF's ability to achieve anticipated cost savings related to the operation of the acquired banking offices of St. Francis, higher than expected costs related to the St. Francis transaction, unanticipated changes in interest rates or flattening of the yield curve, deteriorating economic conditions which could result in increased delinquencies in MAF's or St. Francis' loan portfolio, changes in purchase accounting adjustments and/or amortization periods relating to the St. Francis acquisition, legislative or regulatory developments, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board, the quality or composition of MAF's or St. Francis' loan or investment portfolios, or further deterioration in the value of investment securities, demand for loan products, secondary mortgage market conditions, deposit flows, competition, demand for financial services and residential real estate in MAF's and St. Francis' market area, unanticipated slowdowns in real estate lot sales or problems in closing pending real estate contracts, delays in real estate development projects, the possible short-term dilutive effect of other potential acquisitions, if any, and changes in accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.


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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MAF BANCORP, INC.


                                               By:  /s/ Jerry A. Weberling
                                                    ----------------------------
                                                    Jerry A. Weberling
                                                    Executive Vice President and
                                                      Chief Financial Officer

Date:  July 28, 2003



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


                                INDEX TO EXHIBITS
                                -----------------

Exhibits
--------

Exhibit 99.1      Press Release dated July 28, 2003

Exhibit 99.2      Conference Presentation Materials


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